SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported January 5, 2001




               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                                               13-3862561
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                                               51-0343206
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)
                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
(Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


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Item 5.           Other Events

         On January 5, 2001, Glenoit Corporation announced that it has concluded negotiations on a six-month extension of Glenoit's current Debtor-in-Possession financing facility, through June 29, 2001.
         On December 21, 2000, the United States Bankruptcy Court for the District of Delaware granted an interim approval of the financing extension and a final hearing is scheduled for January 17, 2001.




Item 7.           Financial Statements and Exhibits

     (a) and (b) Not applicable

     (c) The exhibits furnished in connection with this Report are as follows:

         99.1 Company Press Release dated January 5, 2001.


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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 5, 2001
                                  GLENOIT CORPORATION


                                  By          /S/ WILLIAM S. RYMER
                                    ------------------------------
                                     William S. Rymer
                                     Senior Vice President - Finance
                                     (On behalf of the Registrant and as
                                     Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 5, 2001
                                  GLENOIT ASSET CORPORATION




                                  By          /S/ WILLIAM S. RYMER
                                    ------------------------------
                                     William S. Rymer
                                     Senior Vice President - Finance
                                     (On behalf of the Registrant and as
                                     Principal Financial and Accounting Officer)


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